PPM FUNDS

SUPPLEMENT DATED APRIL 1, 2021

TO THE PROSPECTUS DATED APRIL 29, 2020,
AS SUPPLEMENTED MAY 14, 2020, AUGUST 24, 2020,
OCTOBER 6, 2020, NOVEMBER 30, 2020, AND MARCH 18, 2021

AND

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2020,
AS SUPPLEMENTED MAY 14, 2020, AUGUST 24, 2020,
 SEPTEMBER 11, 2020, OCTOBER 6, 2020, AND NOVEMBER 30, 2021

PPM Small Cap Value Fund (the “Fund”)	PZSIX

This supplement provides new and additional information pertaining to the Fund that affects information contained in the Fund’s Prospectus and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information.

The following changes are being made to the Prospectus and Statement of Additional Information, effective April 1, 2021:
On April 1, 2021, the Board of Trustees (the “Board”) of PPM Funds (the “Trust”) approved the liquidation and termination of PPM Small Cap Value Fund pursuant to a Plan of Liquidation (the “Plan”).

The Board approved the liquidation pursuant to the provisions of the Trust’s Amended and Restated Declaration of Trust after making a determination that the continuation of the Fund is not in the best interest of the Fund or in the best interest of the Fund’s shareholders.

In connection with the liquidation, effective upon approval of the Plan, automatic reinvestment of the Fund’s dividends will be discontinued.

The Fund will cease operations (including making regular distributions to shareholders), except for the purposes of winding up its affairs and taking other actions related to the liquidation and termination, as of a date determined by the Trust’s officers (the “Cessation Date”), consistent with the Plan.

In connection with the Plan, the Fund will seek to convert a portion of its portfolio securities and other assets to cash or cash equivalents. Therefore, the Fund may depart from its stated investment objective and policies as it prepares to liquidate its assets and distribute them to shareholders.

Pursuant to the Plan, the Fund intends to declare and pay any dividends required to distribute its investment company taxable income, net capital gains, and net tax-exempt income realized in the taxable years ending at or prior to the final liquidation date. These dividends will be taxable to shareholders who do not hold their shares in a tax-advantaged account such as an IRA or 401(k). You should check with your investment professional and tax professional regarding the potential impact of the liquidation of the Fund to your individual financial plan and tax situation.